ADVISORSHARES RESTAURANT ETF

Schedule of Investments

March 31, 2023 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 100.2%

Entertainment – 3.3%
RCI Hospitality Holdings, Inc.	1,048	$81,922

Retail – 96.9%
Arcos Dorados Holdings, Inc., Class A (Brazil)	28,848	222,418
Bloomin’ Brands, Inc.	6,018	154,362
Brinker International, Inc.*	2,800	106,400
Casey’s General Stores, Inc.	520	112,559
Cheesecake Factory, Inc. (The)	800	28,040
Chipotle Mexican Grill, Inc.*	72	122,997
Chuy’s Holdings, Inc.*	3,521	126,228
Cracker Barrel Old Country Store, Inc.	200	22,720
Darden Restaurants, Inc.	831	128,938
Dave & Buster’s Entertainment, Inc.*	753	27,703
Denny’s Corp.*	3,314	36,984
Dine Brands Global, Inc.	1,600	108,224
Domino’s Pizza, Inc.	359	118,423
Dutch Bros, Inc., Class A*(a)	3,762	118,992
El Pollo Loco Holdings, Inc.	2,348	22,517
FAT Brands, Inc., Class A	14,775	104,016
Jack in the Box, Inc.	1,055	92,408
McDonald’s Corp.	436	121,910
ONE Group Hospitality, Inc. (The)*	1,020	8,262
Papa John’s International, Inc.	62	4,646
Restaurant Brands International, Inc. (Canada)	1,743	117,025
Shake Shack, Inc., Class A*	281	15,593
Starbucks Corp.	221	23,013
Sweetgreen, Inc., Class A*	2,120	16,621
Texas Roadhouse, Inc.	1,064	114,976
Wendy’s Co. (The)	4,976	108,377
Wingstop, Inc.	600	110,148
Yum! Brands, Inc.	944	124,683
Total Retail		2,419,183

Total Common Stocks
(Cost $2,392,031)		2,501,105

MONEY MARKET FUNDS – 5.7%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 4.49%(b)	24,826	24,826
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 4.79%(b)(c)	118,149	118,149

Total Money Market Funds
(Cost $142,975)		142,975

Total Investments – 105.9%
(Cost $2,535,006)		2,644,080
Liabilities in Excess of Other Assets – (5.9%)		(147,323)
Net Assets – 100.0%		$2,496,757

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $116,588; the aggregate market value of the collateral held by the fund is $118,149.
(b)	Rate shown reflects the 7-day yield as of March 31, 2023.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES RESTAURANT ETF

Schedule of Investments (continued)

March 31, 2023 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2023, in valuing the Fund's assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,501,105	$-	$-	$2,501,105
Money Market Funds	142,975	-	-	142,975
Total	$2,644,080	$-	$-	$2,644,080

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Entertainment	3.3%
Retail	96.9
Money Market Funds	5.7
Total Investments	105.9
Liabilities in Excess of Other Assets	(5.9)
Net Assets	100.0%